UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 27, 2014

Avatar Ventures Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-147037	45-1689814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Curry Street, Carson City, Nevada	89703-4930
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (647) 706-1923

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)
On January 27, 2014, Avatar Ventures Corp. (the “Company”), formally informed Madsen & Associates CPA’s, Inc. (“Madsen”) of their dismissal as the Company’s independent registered public accounting firm.

	(ii)	Madsen has not issued a report on the Company’s financial statements for either of the past two years.

(iii)
The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.  The Company does not have an audit committee and rather the decisions was made by the Board of Directors.

(iv)
During the years ended July 31, 2011 and 2010, and through January 27, 2014, there have been no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen, would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Madsen, furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On January 27, 2014 the Company engaged Sadler Gibb & Associates, LLC (“Sadler”) as its new independent registered public accounting firm. The engagement was approved by the Company’s Board of Directors.  During the years ended July 31, 2011 and 2010 and through January 27, 2014, the Company had not consulted with Sadler regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler, concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

16.1	Letter of Madsen & Associates CPA's, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2014

Avatar Ventures Corp.

By:	/s/ Edward Minnema
Name:	Edward Minnema
Title:	President

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